                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          COMMERCIAL BANCSHARES, INC.
--------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                           COMMERCIAL BANCSHARES, INC.
                            118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

                                 PROXY STATEMENT


TIME, DATE, AND PLACE OF MEETING

                The Board of Directors ("We" or "Us") of Commercial Bancshares, Inc. (the "Company"), an Ohio corporation, is furnishing you with these proxy materials in connection with the solicitation of proxies to be voted at the Company's 1999 Annual Meeting of Shareholders (the "Meeting").

         You are invited to attend the Meeting which will be held at 4:30 p.m. on Wednesday, April 14, 1999 at the main office of the Commercial Savings Bank (the "Bank") located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351.

         This Proxy Statement and form of proxy are being mailed to shareholders starting March 12, 1999.

SHAREHOLDERS ENTITLED TO VOTE

         Holders of record of shares at the close of business on February 19, 1999 are entitled to receive these proxy materials and to vote their shares at the Meeting. As of that date, there were 1,049,431 common shares outstanding. Each common share is entitled to one vote on each matter brought before the Meeting.

VOTING YOUR SHARES

         Your vote is important. You may vote your shares by attending the Meeting and voting your shares in person or by completing and returning your form of proxy as follows:

-        Mark your voting preference,
-        Sign and date your proxy form, and
- Return to the Bank prior to the Meeting. A postage paid envelope is enclosed for your convenience.

         If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy from the holder of record to be able to vote at the Meeting.

         You may revoke your proxy at any time before it is exercised by:

-        Delivering a signed revocation to the Company,
-        Submitting a later dated proxy, or
-        Attending the Meeting and voting your shares in person.

         We are soliciting proxies and will pay the costs involved. Proxies may be solicited on behalf of the Company by its directors, officers, and employees. We may solicit proxies personally or by telephone, in addition to the use of the mails.

MULTIPLE COPIES OF ANNUAL REPORT

         Our 1998 Annual Report to Shareholders has been mailed to shareholders. If more than one copy has been sent to you, we will discontinue mailing of reports on the accounts you select if you mark the designated box on the appropriate form of proxy.

         You must continue to receive the Annual Report for at least one account. Your receipt of the other materials in your proxy mailing, and other mailings throughout the year will not be affected by your election to discontinue future duplicate mailings of the Annual Report.

         The shareholders present in person or by proxy will constitute a quorum for the purpose of considering and acting upon those matters to be brought before the Meeting or any adjournment thereof.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following is a table reflecting all shareholders, to the best knowledge of the Company's management, owning beneficially five percent (5%) or more of the Company's Common Stock as of February 19, 1999.

--------------------------------------------------------------------------------------
Name and Address           Title of Class     Beneficial Ownership    Percent of Class
Of Beneficial Owner                           of Stock
--------------------------------------------------------------------------------------
Myers Properties Limited   Common Stock
Partnership                without par value       61,716 (1)               5.9%
605 Los Corales Circle
Green Valley, AZ 85614
--------------------------------------------------------------------------------------

(1) The general partners of Myers Properties Limited Partnership are Barbara K. Emerson, 30062 Morningside Drive, Perrysburg 43551, and Marsha S. McClain, 872 Arrowhead Drive, Bucyrus, Ohio 44820. Barbara K. Emerson is the spouse of Edwin
G. Emerson, a Class I Director of the Company.

BOARD AND COMMITTEE MEMBERSHIP

During 1998, the Board of Directors of the Company met twelve times and had several ongoing committees. These committees include an Executive Committee, Executive Compensation Committee, and an Audit Committee. All of our Directors attended at least eighty-one percent of the meetings of the Board and Board Committees on which they served in 1998.

-------------------------------------------------------------------------
                                              Executive
Name                   Board      Audit      Compensation      Executive
Mr. Berg                 X          X                               X
Mr. Deer                 X
Mr. Loren Dillon         X
Mr. Mark Dillon          X
Mr. Emerson              X                         X                X
Ms. Franks               X          X*
Ms. Grafmiller           X
Mr. Graves               X                                          X
Mr. Mastro               X                                          X
Mr. Ruse                 X          X
Mr. Sheaffer             X*         X              X                X*
Mr. Smith                X                         X*
1998 Meetings           12          4              4               12

* denotes Chairperson
-------------------------------------------------------------------------

THE AUDIT COMMITTEE

         The Audit Committee generally meets quarterly. Its primary duties include the following:

- Approve the selection or termination of the independent public accounting firm to be our outside auditor.
- Participate in setting the Company and Bank's audit policy and monitor the operations of the internal audit function.
-        Provide active directorate guidance to the internal audit function.
-        Correct deficiencies and implement audit recommendations.
- Review results of internal audits conducted and action taken by management.

EXECUTIVE COMPENSATION COMMITTEE

         This committee is responsible for the establishment of annual and long-term goals for the executive management team. The duties of this Committee include:

- Review executive management's past performance in order to formulate salary recommendations for the upcoming year;

- Make recommendations to the Board of Directors for the granting of stock options to eligible officers under the Company's 1997 Stock Plan.

EXECUTIVE COMMITTEE

The Executive Committee performs such duties as are delegated to them by the Board of Directors.

NOMINATING COMMITTEE

         The Board of Directors does not have a standing nominating committee or a committee performing a similar function.

COMPENSATION OF DIRECTORS

         In 1998, non-officer directors of the Bank received $10,000 for service on the Board and Board Committees. Mr. Sheaffer, the Board's Chairman received $13,500 for service on the Board and Board Committees. Directors who were also officers of the Company received $5,600 for service on the Board and Board Committees.

FAMILY RELATIONSHIPS

         Directors Mark Dillon and Loren H. Dillon are second cousins. No other relationships exist among the Company's directors and executive officers.

INVOLVEMENT IN LEGAL PROCEEDINGS

         In 1994, Director Douglas C. Smith was the Chief Executive Officer and a director of Baja Boats, Inc.("Baja"), an Ohio Corporation that manufactures recreational power boats. On February 2, 1994, Baja filed for reorganization and protection from creditors under Chapter 11 of the United States Bankruptcy Code. Baja has no outstanding loans with the Bank.

RELATED TRANSACTIONS

         The Bank has had and expects to continue banking relationships in the ordinary course of business with directors, officers, and principal shareholders of the Company and the Bank. These relationships are carried out on substantially the same terms as those available for other loan customers of the Bank. As of December 31, 1998, loans extended to directors and executive officers of the Company and Bank, including their immediate families and companies in which they are principal owners, totaled $1,362,046, or 7.9% of total shareholder equity.

         From time to time in 1998, we consulted with Shumaker, Loop & Kendrick, LLP, a law firm located in Toledo, Ohio, for certain legal matters. Director Edwin G. Emerson is a partner with that law firm. We also engaged the services of Certified Appraisal Service, an appraisal firm in which Director Deborah J. Grafmiller is a co-owner. The Bank used this firm mainly for obtaining appraisals of real estate for real estate secured loans made to borrowers in the ordinary course of the Bank's business.

ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes of four directors each. The terms of each class expire at successive annual meetings. The term of Class II Directors of the Company expire this year.

         You may vote for up to four nominees to serve as Class II Directors with terms expiring at the 2002 Annual Meeting of Shareholders. The Board proposes the following nominees for election:

-        Daniel E. Berg
-        Loren H. Dillon
-        Mark Dillon
-        William E. Ruse

         If you return the enclosed proxy form properly executed without an indication that your vote should be withheld for any or all of the nominees, the persons named on the enclosed proxy form will vote your proxy for the election of the above-mentioned nominees for Class II Directors.

         We expect that each nominee for election as a Class II Director will be able to serve if elected. However, if any nominee is unable to serve, proxies will be voted for the remaining nominees and may be voted for substitute nominees that the Board may recommend.

         THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS CLASS II DIRECTORS OF THE COMPANY.

INFORMATION RELATING TO NOMINEES AND OTHER DIRECTORS

         The following tables set forth certain information relating to the Nominees and other members of the Board of Directors whose terms of office continue after the Meeting. This information includes the age, principal occupation, and beneficial ownership of the Company's voting securities.

                                       CLASS II DIRECTORS
                              (NOMINEES FOR TERMS EXPIRING IN 2002)
-----------------------------------------------------------------------------------------------
Name of                                                             Beneficial
Director                  Principal Occupation          Director    Ownership of       Percent
Nominee           Age     During Last Five Years        Since (1)   Common Stock (2)   of Class
-----------------------------------------------------------------------------------------------
Daniel Berg       44      Ohio Unit Business Leader,      1990         1,643 (3)          .2%
                          Tower Automotive, Upper
                          Sandusky/Bluffton, Ohio.
                          (manufacturer of automotive
                          products)
-----------------------------------------------------------------------------------------------
Loren Dillon      65      President and General           1990         1,074 (4)          .1%
                          Manager, Crow Motor Sales,
                          Inc., Upper Sandusky, Ohio.
-----------------------------------------------------------------------------------------------
Mark Dillon       45      President, Fairborn U.S.A.,     1990         3,630              .3%
                          Upper Sandusky, Ohio
                          (manufacturer of loading
                          dock enclosures)
-----------------------------------------------------------------------------------------------
William E. Ruse   64      President, Blanchard Valley     1998 (5)       100 (6)          .01%
                          Health Services, Findlay,
                          Ohio
-----------------------------------------------------------------------------------------------

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 19, 1999.
(3) Includes 9 shares for which Mr. Berg has shared voting and investment power.
(4) Includes 114 shares for which Mr. Loren Dillon has shared voting and investment power.
(5) Due to the retirement of William T. Gillen from the Board in September, 1997, a vacancy was created in the Class II Director classification. Pursuant to the Corporation's Code of Regulations, this vacancy was filled by the Board of Directors acting by a majority of the Directors then in office. Mr. William E. Ruse was appointed to the Board on February 11, 1998, to fill Mr. Gillen's unexpired term.
(6) Includes 100 shares for which Mr. Ruse has shared voting and investment power.

                                      CLASS III DIRECTORS
                                     (TERMS EXPIRE IN 2000)
-----------------------------------------------------------------------------------------------
                                                                    Beneficial
Name of                   Principal Occupation          Director    Ownership of       Percent
Director          Age     During Last Five Years        Since (1)   Common Stock (2)   of Class
-----------------------------------------------------------------------------------------------
James A. Deer     45      Secretary/Treasurer of          1996         6,132 (3)          .6%
                          Commercial Bancshares, Inc.
                          and Executive
                          Vice-President of The
                          Commercial Savings Bank
-----------------------------------------------------------------------------------------------
Hazel Franks      78      Retired trucking firm           1985         8,700              .8%
                          owner, Upper
                          Sandusky, Ohio.
-----------------------------------------------------------------------------------------------
Raymond E. Graves 46      President and CEO,              1986         5,809 (4)          .6%
                          Commercial Bancshares,
                          Inc. and The Commercial
                          Savings Bank, Upper
                          Sandusky, Ohio.
-----------------------------------------------------------------------------------------------
Richard Sheaffer  56      President, R.A. Sheaffer,       1976         3,541 (5)          .3%
                          Inc. (a family farming
                          corporation).
-----------------------------------------------------------------------------------------------

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 19, 1999.
(3) Includes 1,491 shares for which Mr. Deer has shared voting and investment power, and 3,750 shares covered by exercisable options for which Mr. Deer has shared investment power, but not shared voting power.
(4) Includes 1,467 shares for which Mr. Graves has shared voting and investment power, and 3,000 shares covered by exercisable options for which Mr. Graves has shared investment power, but not shared voting power.
(5) Includes 2,767 shares for which Mr. Sheaffer has shared voting and investment power.

                                CLASS I DIRECTORS
                            (TERMS EXPIRING IN 2001)
-----------------------------------------------------------------------------------------------
                                                                    Beneficial
Name of                   Principal Occupation          Director    Ownership of       Percent
Director          Age     During Last Five Years        Since (1)   Common Stock (2)   of Class
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Edwin G. Emerson  60      Attorney, Partner with        1985        2,370 (3)          .2%
                          Shumaker, Loop &
                          Kendrick, LLP
                          Toledo, Ohio
-----------------------------------------------------------------------------------------------
Deborah J.        48      Appraiser, Co-owner of        1997          746 (4)          .07%
Grafmiller                Certified Appraisal
                          Service,
                          Upper Sandusky, Ohio
-----------------------------------------------------------------------------------------------
Michael A. Mastro 42      President of TLM              1995          591 (5)          .06%
                          Management, Inc., Marion,
                          Ohio (a restaurant
                          management company).
-----------------------------------------------------------------------------------------------
Douglas C. Smith  56      Senior Executive of the       1985       15,922 (6)         1.5%
                          boat manufacturing firm
                          of Baja Marine
                          Corporation, Bucyrus,
                          Ohio.
-----------------------------------------------------------------------------------------------

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Company since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 19, 1999.
(3) Includes 930 shares for which Mr. Emerson has shared voting and investment power. Mr. Emerson's spouse, Barbara K. Emerson, is a general partner of Myers Properties Limited Partnership (the "Partnership") which owns 61,716 shares of Common Stock of the Company. Mr. Emerson disclaims beneficial ownership of the Partnership shares.
(4) Includes 526 shares for which Ms. Grafmiller has shared voting and investment power.
(5) Includes 405 shares for which Mr. Mastro has shared voting and investment power.
(6) Includes 13,800 shares for which Mr. Smith has shared voting and investment power.

                           CUMULATIVE SHARE OWNERSHIP
-----------------------------------------------------------------------------------------------
                                                                    Beneficial
Name of                   Principal Occupation          Director    Ownership of       Percent
Director          Age     During Last Five Years        Since (1)   Common Stock (2)   of Class
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
All Directors
and Executive     --               --                      --       52,031 (3)        5.0%
Officers as
a Group
(17 persons) (2)
-----------------------------------------------------------------------------------------------

(1) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of February 19, 1999.
(2) Includes all executive officers of the Company and all executive officers of the Bank.
(3) Includes 7,325 shares covered by stock options now exercisable or exercisable within the next 60 days.

                               EXECUTIVE OFFICERS

The following information is furnished concerning Executive Officers of the Corporation and the Bank:

        Name                  Age           Position and Business Background
        ----                  ---           --------------------------------
Richard Sheaffer              56        Mr. Sheaffer is Chairman of the Board of Directors
                                        of the Company and the Bank and has served in such
                                        position since 1990. He was first elected as a
                                        Director of the Bank in 1976.

Raymond E. Graves             46        Mr. Graves is President and Chief Executive Officer
                                        of the Company and the Bank and has served in
                                        such position since 1986. He joined the Bank in 1985
                                        as Executive Vice-President.

James A. Deer                 45        Mr. Deer has served as Executive Vice-President of
                                        the Bank since 1993 and also serves as Secretary/
                                        Treasurer of the Company. He joined the Bank in
                                        1985 and served as a real estate loan officer from
                                        1985 to 1987 and as Cashier/CFO from 1987 to 1993.

Philip Kinley                 39        Mr. Kinley serves as Vice-President of the
                                        Company and of the Bank. He joined the Bank in
                                        1984 and served as a loan officer. In 1989 he
                                        became the Bank's Branch Administrator and
                                        Personnel Director. He was named Vice-President/
                                        Cashier in 1992 until 1995 when he assumed his
                                        present position.

Bruce J. Beck                 47        Mr. Beck, an attorney licensed to practice in the
                                        States of Ohio and Arizona, serves as Senior
                                        Vice-President in charge of the loan department of
                                        the Bank, having joined the Bank in that capacity
                                        in 1995. Prior thereto, he was the Bank's outside legal
                                        counsel and a partner in the law firm of Burson
                                        and Beck, Carey, Ohio.

Ronald M. Wilson              39        Mr. Wilson joined the Bank during 1998 as Senior
                                        Vice-President. His responsibilities include
                                        management of all lending divisions along with high
                                        level supervision of the retail division of the Bank.
                                        His prior banking experience includes ten years
                                        employment with a large central Ohio bank serving as
                                        Senior Vice-President of commercial lending and
                                        retail services.

Alicia A. Wagenblast          32        Ms. Wagenblast rejoined the Bank in 1998 and serves
                                        as Chief Financial Officer of the Company and the
                                        Bank. Her prior banking experience includes
                                        positions at the Bank as Internal Auditor in 1993 and
                                        Controller from August 1994 through her departure
                                        October, 1995. Prior to rejoining the Bank, she
                                        served as Staff Accountant at a packaging company
                                        and as Controller at an agricultural equipment
                                        dealership. She has passed the Certified Public
                                        Accountant examination.

Susan E. Brown                52        Ms. Brown joined the Bank during 1998 as Vice-
                                        President of Retail Banking Services. Her prior
                                        banking experience covers 32 years, including serving
                                        as District Retail Manager for a large central Ohio
                                        bank for six years.

                           OTHER SIGNIFICANT EMPLOYEES

Steven W. Huffman             47        Mr. Huffman joined the Bank during 1995 as
                                        Assistant Vice President of the Secondary Market
                                        Mortgage Department.  He was promoted to Vice-
                                        President during 1998.  Prior to joining the Bank, he
                                        was a Special Agent with an insurance company.
                                        His duties included counseling clients in financial
                                        planning matters and the sale of insurance and
                                        annuity products.  His prior banking experience
                                        includes positions as Residential Mortgage Loan
                                        Representative and Vice-President/ Secondary
                                        Marketing Mortgage Department.

                             EXECUTIVE COMPENSATION

        The Company offers several compensation plans and programs to certain executive officers of the Bank and Company. The purpose of these plans is to attract, reward, motivate, and retain the most qualified people available.

        The Company is providing the following information to help you better understand the compensation plans and programs of the Company. Certain information is presented in tabular format. The information contained in the Summary Compensation and Stock Option tables which follow is disclosed for those executive officers whose compensation for 1998 exceeded $100,000.00.

                                      SUMMARY COMPENSATION TABLE

                                                                         Long Term Compensation
                             Annual Compensation                        Awards           Payouts
                             -------------------                        ------           -------

Name and Principal     Year     Salary ($)(1)          Bonus ($)      Securities        All Other
   Position                                                           Underlying        Compensation
                                                                     Options/SARs         ($) (2)
                                                                          (#)
Raymond E. Graves,     1998      122,289.46            21,700.00         9,000           3,768.22
President and Chief    1997      120,202.02            12,635.00        18,000           3,898.21
Executive Officer      1996      117,290.63            17,039.96          N/A            3,354.02

(1) Mr. Graves salary includes fees received by him for services as a Director of the Company in 1998 ($5,600), 1997 ($4,800), and 1996 ($4,800).

(2) Amount includes the Bank's matching contributions made under the Bank's
Section 401K Plan and the reportable economic value to Mr. Graves of the Bank's supplementary executive retirement plan described below.


SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN

        This Plan was adopted in 1995 to provide certain executive officers with annual retirement benefits that will supplement those benefits available under the Bank's qualified retirement plans. The goal of the Plan is to provide participants with benefits initially equaling seventy percent (70%) of the participant's final annual pay. Other income of the participant, such as social security and other retirement benefits provided by the Company and Bank, are included in calculating the goal percentage. Annual benefits are indexed to the financial performance of an insurance policy and are designed to increase each year.

        The plan is zero percent vested until the 6th year of employment, and vesting increases 20% annually thereafter, reaching 100% vesting after 10 full years of continuous employment. The Bank has purchased life insurance policies on each executive that are actuarially designed to offset the annual expenses associated with the Plan. The Bank will, given reasonable actuarial assumptions, completely recover all Plan costs. All three of the current participants in the Plan are 100% vested.

        The following officers are participants in the Company's Supplementary Executive Retirement Plan:

Name of Executive              Position
-----------------              --------

Raymond E. Graves              President and C.E.O.

James A. Deer                  Executive V.P.

Philip W. Kinley               Vice President

        The death benefit for each executive is an endorsement of 80% of the net-at-risk life insurance portion of each of the life insurance policies purchased to recover the retirement plan's costs.

         For the year 1998, expenses of $11,760.00 were accrued by the Bank to account for this obligation

DEFERRED COMPENSATION PLAN

        The Bank adopted the Commercial Savings Bank Deferred Compensation Plan, a nonqualified deferred compensation plan on December 8, 1998, effective as of January 1, 1999. All executive officers and directors of the Bank are eligible to participate. The purpose of the Plan is to permit participating directors and executive officers to voluntarily defer receipt of designated percentages or amounts of their compensation and/or director's fees, and therefore defer taxation of deferred amounts. The deferred compensation will be deposited in an irrevocable grantor trust and invested in common stock of the Company. The trustee will purchase shares of the Company's common stock on a quarterly basis. The price to be paid per share is the average of the high and low prices of the Company's stock for the month prior to the date of purchase as quoted on the Over-the-Counter Bulletin Board. The trustee shall attempt to purchase the common stock on the open market at the determined price. Should the trustee be unable to purchase sufficient shares in the open market, authorized but unissued common stock of the Company may be purchased by the trust. No compensation was deferred under the Plan during the calendar year ended December 31, 1998.

EXECUTIVE INCENTIVE STOCK OPTION PLAN

        The Shareholders of the Company approved the 1997 Commercial Bancshares, Inc. Stock Option Plan (the "Plan") at the 1997 Annual Meeting of Shareholders held April 9, 1997. The Plan permits eligible executive officers of the Bank and Company an opportunity to acquire or increase their share ownership in the Company by granting them options to purchase common stock of the Company.

        The following table lists the number of shares of the Company's common stock underlying the options which were granted, the percentage of the total options granted, the exercise price of the options, and the expiration date of the options.

                     OPTION /SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)
--------------------------------------------------------------------------------------
                      Number of       Percent of
   Name               Securities      Total
                      Underlying      Options/SARs      Exercise Or
                      Options/SARs    Granted To         Base Price
                      Granted         Employees            ($/Sh)      Expiration Date
                      (#)             In Fiscal Year
--------------------------------------------------------------------------------------
Raymond E. Graves,
President and Chief   9,000(1)            30               $26.00      January 1, 2008
Executive Officer
--------------------------------------------------------------------------------------

(1) The Plan provisions state that unless the Committee determines otherwise at the time options are granted, options generally will not be exercisable for a period of up to five years from the date of grant.

        No options granted to executive officers of the Corporation during the fiscal year ended December 31, 1998, were exercised on or prior to that date. The following table sets forth certain information relating to the number and value of exercised and unexercised options.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                   OPTION/SAR VALUES
----------------------------------------------------------------------------------------------------------

                                                               Number of
                                                               Securities             Value Of
                                                               Underlying            Unexercised
                                Shares                        Unexercised            In-The-Money
                               Acquired                       Options/SARs           Options/SARs
                                  On         Value       At Fiscal Year-End (#)  At Fiscal Year-End ($)
                               Exercise     Realized          Exercisable/           Exercisable/
   Name                          (#)          ($)            Unexercisable         Unexercisable (1)
----------------------------------------------------------------------------------------------------------
Raymond E. Graves, President   1,500        $10,500       3,000/22,500             $36,510 / $104,265
and Chief Executive Officer
----------------------------------------------------------------------------------------------------------

(1) Calculated based on the market value of the Corporation's common stock at the end of 1998, multiplied by the number of shares covered by in-the-money options, less the total exercise price for such options.

OTHER BUSINESS

        Management of the Corporation does not know of any other business that may be presented at the Annual Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy shall vote the shares represented thereby in accordance with their best judgment.

        SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2000 ANNUAL MEETING

        The Board of Directors requests that any shareholder proposals intended for presentation at the 2000 Annual Meeting be submitted in writing to Raymond
E. Graves, President, at the Company's office located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, by no later than November 13, 1999 for consideration for inclusion in the Company's proxy materials for such meeting.

        For proposals that a shareholder wishes to present at the 2000 Annual Meeting, but does not seek to include in the proxy statement, the Board of Directors requests that the proposal be submitted in writing to Raymond E. Graves, President, at the Company's office located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, by no later than January 25, 2000.

        A copy of the Company's 1998 Annual Report is being delivered with this Proxy Statement.


By Order of the Board of Directors

/s/ James A. Deer
James A. Deer
Secretary / Treasurer

Dated March 12, 1999

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

                           COMMERCIAL BANCSHARES, INC.
                            118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

             PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 1999. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         The undersigned, having received notice of the Annual Meeting (the "Meeting") of Shareholders of Commercial Bancshares, Inc., an Ohio corporation (the "Company") to be held at 4:30 p.m. local time on Wednesday, April 14, 1999, hereby designates and appoints Loren H. Dillon, Hazel D. Franks, and William T. Gillen, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, without par value, of the Company held of record by the undersigned on February 19, 1999, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting or any adjournment thereof.

         1. ELECTION OF DIRECTORS. To elect the following four (4) nominees as Class II Directors: DANIEL BERG, LOREN DILLON, MARK DILLON, WILLIAM E. RUSE.

                                FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)
                         ------
                                WITHHOLD AUTHORITY FOR ALL NOMINEES
                         ------

IF YOU WISH TO WITHHOLD AUTHORITY FOR INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) ON THIS LINE:
             -------------------------------------------------------------------

         THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NAMED NOMINEES.

         THIS PROXY WILL BE VOTED (1) AS DIRECTED ON THE MATTERS LISTED ABOVE;
(2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting and voting in person. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

         Please sign the Proxy as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.

                                       Dated:
                                             ----------------------------------

Number of Shares
                ----------------------       ----------------------------------
                                             Printed Name of Shareholder


                                             ----------------------------------
                                             Signature of Shareholder


                                             ----------------------------------
                                             Signature of Shareholder
                                             (if held jointly)

______ Please mark this line if you are receiving multiple copies of the Annual Report and wish us to discontinue mailing the Annual Report for this account.
               PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY.